Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63
of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.  1350), the undersigned officer of SonomaWest Holdings, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2009

/s/ Walker R. Stapleton
Walker R. Stapleton,
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SonomaWest Holdings, Inc. and will be retained by SonomaWest Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.